UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Commission File Number 1-5109

TODD SHIPYARDS CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE                       91-1506719
(State or other jurisdiction of    (IRS Employer I.D. No.)
  incorporation or  organization)


1801- 16th AVENUE SW, SEATTLE, WASHINGTON   98134-1089
(Street address of principal executive offices - Zip Code)

Registrant's telephone number: (206) 623-1635





Item 5.  Other Events

Todd Pacific Shipyards Corporation, (a wholly owned subsidiary of Todd Shipyard Corporation, NYSE symbol TOD), announced today that Thomas V. Van Dawark will assume duties as the Company's President and Chief Operating Officer effective immediately. Van Dawark is the former president and CEO of Marine Resources and Foss Maritime Co. Van Dawark replaces Roland H. Webb, who resigned his position on May 30, 2003.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

28-1 Press Release dated June 4, 2003.


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 4, 2003.


   /s/ Michael G. Marsh________
By:  Michael G. Marsh
On Behalf of the Registrant as
Secretary and General Counsel